EXHIBIT 99.1
MARTIN MIDSTREAM PARTNERS REPORTS
2013 FIRST QUARTER FINANCIAL RESULTS

KILGORE, Texas, May 6, 2013 (GlobeNewswire) -- Martin Midstream Partners L.P. (Nasdaq: MMLP) (the "Partnership") announced today its financial results for the first quarter ended March 31, 2013.

The Partnership reported net income for the first quarter of 2013 of $16.6 million, or $0.61 per limited partner unit. This compared to net income for the first quarter of 2012 of $12.5 million, or $0.39 per limited partner unit.

    The Partnership reported income from continuing operations for the first quarter of 2013 of $16.6 million, or $0.61 per limited partner unit. This compared to income from continuing operations for the first quarter of 2012 of $10.7 million, or $0.33 per limited partner unit. The Partnership reported income from discontinued operations for the first quarter of 2012 of $1.7 million, or $0.06 per limited partner unit. Revenues for the first quarter of 2013 were $433.7 million compared to $348.3 million for the first quarter of 2012.

The Partnership's distributable cash flow for the first quarter of 2013 was $28.9 million. Distributable cash flow is a non-GAAP (United States generally accepted accounting principles) financial measure which is explained in greater detail below under “Use of Non-GAAP Financial Information.” The Partnership has also included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measurement.

Included with this press release are the Partnership's consolidated financial statements as of and for the three months ended March 31, 2013 and certain prior periods. These financial statements should be read in conjunction with the information contained in the Partnership's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 6, 2013.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of Martin Midstream Partners, said, "During the first quarter 2013, the Partnership generated record cash flow. We finished the quarter with a strong 1.38 times distribution coverage ratio. On a fully diluted basis, our distribution coverage ratio would have been 1.27 times assuming the incentive distribution rights were in effect for the quarter. The general partner has agreed to forego its right to receive $18.0 million in incentive distributions in support of our natural gas storage investment.

"Our Partnership saw positive results across multiple segments during the first quarter. This included strong performance in the wholesale butane division of our Natural Gas Services segment. The market remained strong as the gasoline blending season carried over from the fourth quarter. In our Sulfur Services segment, we benefited from another strong quarter from our fertilizer division. In the Terminalling and Storage segment, our second consecutive quarter with an integrated lubricant packaging platform showed great results and is ahead of planned cash flow year to date. We continue to be excited about the potential growth of our lubricant packaging business and are committed to its success. Lastly, we believe our Marine Transportation segment is also currently well-positioned. While inland demand remains strong, utilization is currently also strong in our offshore division, which has historically had more volatile cash flow.

"Also, the first quarter 2013 was the first full operational quarter under contract for our Corpus Christi crude oil terminal facility. Throughput to date at the terminal has exceeded plan on the first six tanks and generated strong cash flow. Currently, we are making progress securing a contract for the final 300,000 barrels of storage for which construction will commence soon. The additional storage is anticipated to be operational in early 2014.

"Finally, the Partnership completed its largest financing transaction by closing on a new $600 million credit facility during the first quarter. Our new credit facility provides ample liquidity to enable us to continue our growth initiatives."
Investors' Conference Call

An investors' conference call to review the first quarter results will be held on Tuesday, May 7, 2013, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 878-2695. An audio replay of the conference call will be available by calling (855) 859-2056 from 11:00 a.m. Central Time on May 7, 2013 through 10:59 p.m. Central Time on May 14, 2013. The access code for the conference call and the audio replay is Conference ID No. 55302215. The audio replay of the conference call will also be archived on Martin Midstream Partners' website at www.martinmidstream.com.

Quarterly Cash Distribution

The quarterly cash distribution of $0.775 per common units which was announced on April 25, 2013 is payable on May 15, 2013 to common unitholders of record as of the close of business on May 8, 2013. The ex-dividend date for the cash distribution is May 6, 2013. This distribution reflects an annualized distribution rate of $3.10 per unit and is based on the Partnership's current operating performance and the current general economic, industry, and market conditions affecting it.

About Martin Midstream Partners
The Partnership is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership's primary business segments include: terminalling and storage services for petroleum products and by-products including the refining, blending and packaging of finished products; natural gas services, including liquids distribution services and natural gas storage; sulfur and sulfur-based products processing, manufacturing, marketing and distribution; and marine transportation services for petroleum products and by-products. The Partnership is based in Kilgore, Texas and was founded in 2002.

Forward-Looking Statements

Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Information

The Partnership reports its financial results in accordance with U.S. GAAP. However, from time to time, the Partnership uses certain non-GAAP financial measures such as distributable cash flow because the Partnership's management believes that this measure may provide users of this financial information with meaningful comparisons between current results and prior reported results and a meaningful measure of Partnership's cash available to pay distributions. Distributable cash flow should not be considered an alternative to cash flow from operating activities or any other measure of financial performance in accordance with GAAP. Distributable cash flow is not intended to represent cash flows for the period, nor is it presented as an alternative to income from continuing operations. Furthermore, it should not be seen as a measure of liquidity or a substitute for comparable metrics prepared in accordance with GAAP. This information may constitute non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission. Accordingly, the Partnership has presented herein, and will present in other information it publishes that contains this non-GAAP financial measure, a reconciliation of this measure to the most directly comparable GAAP financial measure.

The Partnership has included below a table entitled “Distributable Cash Flow” in order to show the components of this non-GAAP financial measure and its reconciliation to the most comparable GAAP measure. The Partnership calculates distributable cash flow as follows: net income (as reported in statements of operations); plus depreciation and amortization; less gain on sale of property, plant and equipment; plus amortization of debt discount and amortization of deferred debt issuance costs; less payments of installment notes payable and capital lease obligations; plus return of investments from unconsolidated entities (all as reported in statements of cash flows); plus equity in losses of unconsolidated entities (as reported in statements of operations); less maintenance capital expenditures (as reported under the caption “Liquidity and Capital Resources” in the Partnership's Quarterly Report on Form 10-Q filed with the SEC on May 6, 2013); plus unit-based compensation (as reported in statements of changes in capital).

Additional information concerning the Partnership is available on the Partnership's website at www.martinmidstream.com

Contact: Robert D. Bondurant, Executive Vice President and Chief Financial Officer of Martin Midstream GP LLC, the Partnership's general partner at (903) 983-6200.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	March 31, 2013	December 31, 2012
	(Unaudited)	(Audited)
Assets
Cash	$47	$5,162
Accounts and other receivables, less allowance for doubtful accounts of $2,831 and $2,805, respectively	134,013	190,652
Product exchange receivables	6,041	3,416
Inventories	71,198	95,987
Due from affiliates	38,978	13,343
Other current assets	3,823	2,777
Assets held for sale	1,251	3,578
Total current assets	255,351	314,915

Property, plant and equipment, at cost	830,385	767,344
Accumulated depreciation	(267,657)	(256,963)
Property, plant and equipment, net	562,728	510,381

Goodwill	19,616	19,616
Investment in unconsolidated entities	177,775	154,309
Debt issuance costs, net	17,736	10,244
Other assets, net	3,159	3,531
	$1,036,365	$1,012,996

Liabilities and Partners’ Capital
Current installments of long-term debt and capital lease obligations	$3,192	$3,206
Trade and other accounts payable	115,616	140,045
Product exchange payables	20,632	12,187
Due to affiliates	5,710	3,316
Income taxes payable	2,045	10,239
Other accrued liabilities	13,674	9,489
Total current liabilities	160,869	178,482

Long-term debt and capital leases, less current maturities	520,001	474,992
Other long-term obligations	1,560	1,560
Total liabilities	682,430	655,034

Partners’ capital	353,935	357,962
Commitments and contingencies
	$1,036,365	$1,012,996

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2013.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended
	March 31,
	2013	2012[1]
Revenues:
Terminalling and storage *	$28,891	$20,186
Marine transportation *	24,980	20,862
Sulfur services	3,001	2,926
Product sales: *
Natural gas services	259,109	172,111
Sulfur services	67,384	71,626
Terminalling and storage	50,321	60,615
	376,814	304,352
Total revenues	433,686	348,326

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services *	248,778	167,199
Sulfur services *	52,797	54,960
Terminalling and storage	43,815	53,646
	345,390	275,805
Expenses:
Operating expenses *	43,360	37,011
Selling, general and administrative *	7,030	5,771
Depreciation and amortization	11,893	9,953
Total costs and expenses	407,673	328,540

Other operating income (loss)	372	(5)
Operating income	26,385	19,781

Other income (expense):
Equity in earnings (loss) of unconsolidated entities	(374)	233
Interest expense	(9,058)	(7,656)
Debt prepayment premium	—	(251)
Other, net	(9)	292
Total other expense	(9,441)	(7,382)

Net income before taxes	16,944	12,399
Income tax expense	(307)	(1,657)
Income from continuing operations	16,637	10,742
Income from discontinued operations, net of income taxes	—	1,725
Net income	16,637	12,467
Less general partners' interest in net income	(333)	(1,611)
Less pre-acquisition income allocated to Parent	—	(1,938)
Less income allocable to unvested restricted units	(43)	—
Limited partners' interest in net income	$16,261	$8,918

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012. See Note 1 – General.
*Related Party Transactions Shown Below

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars in thousands, except per unit amounts)

*Related Party Transactions Included Above

	Three Months Ended
	March 31,
	2013	2012[1]
Revenues:
Terminalling and storage	$17,328	$15,275
Marine transportation	6,843	4,857
Product Sales	1,209	2,190
Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Terminalling and storage	11,961	12,649
Natural gas services	8,556	4,315
Sulfur services	4,534	4,431
Expenses:
Operating expenses	17,974	13,817
Selling, general and administrative	4,418	2,666

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012. See Note 1 – General.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars and units in thousands, except per unit amounts)

	Three Months Ended
	March 31,
	2013	2012[1]
Allocation of net income attributable to:
Limited partner interest:
Continuing operations	$16,261	$7,457
Discontinued operations	—	1,461
	16,261	8,918
General partner interest:
Continuing operations	333	1,347
Discontinued operations	—	264
	333	1,611

Net income attributable to limited partners:
Basic:
Continuing operations	$0.61	$0.33
Discontinued operations	—	0.06
	$0.61	$0.39
Weighted average limited partner units - basic	26,561	22,576
Diluted:
Continuing operations	$0.61	$0.33
Discontinued operations	—	0.06
	$0.61	$0.39
Weighted average limited partner units - diluted	26,569	22,580

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012. See Note 1 – General.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Unaudited)
(Dollars in thousands)

	Partners’ Capital
	Parent Net Investment[1]	Common Limited		Subordinated Limited		General Partner	Accumulated Other Comprehensive Income
		Units	Amount	Units	Amount	Amount	(Loss)	Total
Balances - January 1, 2012	$51,571	20,471,776	$279,562	—	$—	$5,428	$626	$337,187

Net income	1,938	—	9,079	—	—	1,450	—	12,467

Follow-on public offering	—	2,645,000	91,377	—	—	—	—	91,377

General partner contribution	—	—	—	—	—	1,951	—	1,951

Cash distributions	—	—	(17,626)	—	—	(1,818)	—	(19,444)

Unit-based compensation	—	—	56	—	—	—	—	56

Adjustment in fair value of derivatives	—	—	—	—	—	—	(64)	(64)

Balances - March 31, 2012	$53,509	23,116,776	$362,448	—	$—	$7,011	$562	$423,530

Balances - January 1, 2013	$—	26,566,776	$349,490	—	$—	$8,472	$—	$357,962

Net income	—	—	16,304	—	—	333	—	16,637

Issuance of restricted units	—	57,750	—	—	—	—	—	—

General partner contribution	—	—	—	—	—	37	—	37

Cash distributions	—	—	(20,501)	—	—	(456)	—	(20,957)

Unit-based compensation	—	—	256	—	—	—	—	256

Balances - March 31, 2013	$—	26,624,526	$345,549	—	$—	$8,386	$—	$353,935

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012. See Note 1 – General.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Three Months Ended
	March 31,
	2013	2012[1]
Cash flows from operating activities:
Net income	$16,637	$12,467
Less: Income from discontinued operations	—	(1,725)
Net income from continuing operations	16,637	10,742
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,893	9,953
Amortization of deferred debt issuance costs	1,269	690
Amortization of debt discount	76	87
(Gain) loss on sale of property, plant and equipment	(372)	6
Equity in (earnings) loss of unconsolidated entities	374	(233)
Unit-based compensation	256	56
Other	6	—
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	56,639	3,920
Product exchange receivables	(2,625)	8,433
Inventories	25,494	(12,323)
Due from affiliates	(25,635)	(5,142)
Other current assets	(1,046)	(1,091)
Trade and other accounts payable	(24,429)	(9,507)
Product exchange payables	8,445	(6,730)
Due to affiliates	2,394	(2,455)
Income taxes payable	484	262
Other accrued liabilities	4,185	2,530
Change in other non-current assets and liabilities	26	52
Net cash provided by (used in) continuing operating activities	74,071	(750)
Net cash provided by (used in) discontinued operating activities	(8,678)	855
Net cash provided by operating activities	65,393	105
Cash flows from investing activities:
Payments for property, plant and equipment	(14,715)	(31,035)
Acquisitions	(50,801)	—
Payments for plant turnaround costs	—	(305)
Proceeds from sale of property, plant and equipment	3,610	20
Return of investments from unconsolidated entities	525	1,072
Contributions to unconsolidated entities	(24,365)	(7,657)
Net cash used in continuing investing activities	(85,746)	(37,905)
Net cash used in discontinued investing activities	—	(1,161)
Net cash used in investing activities	(85,746)	(39,066)
Cash flows from financing activities:
Payments of long-term debt	(373,000)	(146,000)
Payments of notes payable and capital lease obligations	(81)	(6,407)
Proceeds from long-term debt	418,000	126,000
Net proceeds from follow on offering	—	91,377
General partner contribution	37	1,951
Payment of debt issuance costs	(8,761)	—
Cash distributions paid	(20,957)	(19,444)
Net cash provided by financing activities	15,238	47,477
Net increase (decrease) in cash	(5,115)	8,516
Cash at beginning of period	5,162	266
Cash at end of period	$47	$8,782

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 6, 2013.

1 Financial information for 2012 has been revised to include results attributable to the Redbird Class A interests and the Blending and Packaging Assets acquired from Cross prior to October 2, 2012. See Note 1 – General.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands)

Terminalling and Storage Segment	Three Months Ended March 31,
	2013	2012
	(In thousands)
Revenues:
Services	$30,032	$21,361
Products	50,321	60,615
Total revenues	80,353	81,976

Cost of products sold	44,270	54,166
Operating expenses	17,694	14,044
Selling, general and administrative expenses	695	1,377
Depreciation and amortization	7,096	4,976
	10,598	7,413
Other operating income	71	20
Operating income	$10,669	$7,433

Terminalling volumes (Bbls)	209.6	237.9

Natural Gas Services Segment	Three Months Ended March 31,
	2013	2012
	(In thousands)
Revenues:
Marine transportation	$330	$—
Product	259,109	172,111
Total revenues	259,439	172,111

Cost of products sold	249,136	167,576
Operating expenses	981	952
Selling, general and administrative expenses	926	597
Depreciation and amortization	292	143
Operating income	$8,104	$2,843

NGLs volumes (Bbls)	3,705	2,297

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands)

Sulfur Services Segment	Three Months Ended March 31,
	2013	2012
	(In thousands)
Revenues:
Services	$3,001	$2,926
Products	67,384	71,626
Total revenues	70,385	74,552

Cost of products sold	52,887	55,051
Operating expenses	4,439	4,193
Selling, general and administrative expenses	1,047	955
Depreciation and amortization	1,966	1,793
	10,046	12,560
Other operating income (loss)	—	(25)
Operating income	$10,046	$12,535

Sulfur (long tons)	194.0	279.0
Fertilizer (long tons)	103.7	93.9
Sulfur services volumes (long tons)	297.7	372.9

Marine Transportation Segment	Three Months Ended March 31,
	2013	2012
	(In thousands)
Revenues	$25,232	$21,567
Operating expenses	21,066	18,714
Selling, general and administrative expenses	419	424
Depreciation and amortization	2,539	3,041
	1,208	(612)
Other operating income	301	—
Operating income (loss)	$1,509	$(612)

MARTIN MIDSTREAM PARTNERS L.P.
DISTRIBUTABLE CASH FLOW
Unaudited Non-GAAP Financial Measure
(Dollars in thousands)

Three Months Ended March 31, 2013

Net income	$16,637

Adjustments to reconcile net income to distributable cash flow:
Depreciation and amortization	11,893
Gain on sale of property, plant and equipment	(372)
Amortization of debt discount	76
Amortization of deferred debt issuance costs	1,269
Payments of installment notes payable and capital lease obligations	(81)
Return of investments from unconsolidated entities	525
Equity in loss of unconsolidated entities	374
Maintenance capital expenditures	(1,678)
Unit-based compensation	256
Distributable cash flow	$28,899